                                                                       FORM 10-Q


                                                                    EXHIBIT 10.4

                     THIRD AMENDMENT TO FINANCING AGREEMENT

        THIS THIRD AMENDMENT TO FINANCING AGREEMENT (the "Third Amendment") dated as of March 31, 2003, is by and among ENCORE WIRE LIMITED, a Texas limited partnership ("Borrower"), BANK OF AMERICA, N.A., a national banking association, and COMERICA BANK-TEXAS ("Comerica Bank"), a state banking association, in their individual capacities as "Lenders" (as such term is defined herein), and BANK OF AMERICA, N.A., a national banking association, as agent for itself and other Lenders (in such capacity, together with its successors in such capacity, the "Agent").

                                   WITNESSETH:

        WHEREAS, the Borrower, the Agent and the Lenders are parties to the Financing Agreement, dated as of August 31, 1999, as amended by that certain First Amendment to Financing Agreement, dated as of June 27, 2000, and that certain Second Amendment to Financing Statement, dated as of June 28, 2002 (said Financing Agreement, as amended, the "Financing Agreement"), pursuant to which the Lenders agreed to make certain loans available to the Borrower upon the terms and conditions contained in the Financing Agreement;

        WHEREAS, the parties to the Financing Agreement desire to amend the Financing Agreement to make certain changes to the terms therein upon the terms and conditions set forth below;

        NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders, and the Agent agree as follows:

TERMS. ALL CAPITALIZED TERMS DEFINED IN THE FINANCING AGREEMENT AND NOT OTHERWISE DEFINED HEREIN SHALL HAVE THE SAME DEFINITIONS WHEN USED HEREIN AS SET FORTH IN THE FINANCING AGREEMENT AS AMENDED.
AMENDMENT OF SECTION 2.8. SECTION 2.8 OF THE FINANCING AGREEMENT IS AMENDED AND RESTATED IN ITS ENTIRETY TO READ AS FOLLOWS:
               2.8 Unused Line Fee. Subject in all respects to the provisions of paragraph 11.8, in order to compensate Agent for costs and expenses associated with administration of the Facility, Borrower agrees to pay to Agent a fee in an amount equal to (i) three-twentieths of one percent (0.15%) per annum if the ratio of Funded Debt to EBITDA is equal to or less than 1.00 to 1, (ii) one-quarter of one percent (0.25%) if the ratio of Funded Debt to EBITDA is greater than 1.00 to 1 and less than or equal to 3.00 to 1, or (iii) thirty-five one hundredths of one percent (0.35%) if the ratio of Funded Debt to EBITDA is greater than
        3.00 to 1, of the unused portion of the Facility (calculated on a daily basis for the applicable quarterly period or portion hereof), which shall be payable quarterly in arrears on the first day of each April, July, October and January during the term thereof and on the date of termination of the Facility.


AMENDMENT OF DEFINITION IN SECTION 3.1.6.

THE DEFINITION OF "APPLICABLE MARGIN" CONTAINED IN SECTION 3.1.6 OF THE
FINANCING



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                                                                       FORM 10-Q

 AGREEMENT IS AMENDED AND RESTATED IN ITS ENTIRETY TO READ AS FOLLOWS:
               "Applicable Margin" means the per annum percentages, applicable in the case of Prime Based Loans and LIBOR Based Loans, respectively, under the specified conditions, as follows:

               FUNDED DEBT             APPLICABLE MARGIN FOR      APPLICABLE MARGIN FOR LIBOR
                TO EBITDA                PRIME BASED LOANS                BASED LOANS
               -----------             ---------------------     ---------------------------
       Less than or equal to 1.00     One percent per annum        Three-fourths of one
       to 1.0                         (1.00%)                      percent per annum (0.750%)

       Greater than 1.00 to 1.0 and   One percent per annum        Seven-eighths of one
       less than or equal to 1.50     (1.00%)                      percent per annum (0.875%)
       to 1.0

       Greater than 1.50 to 1.0 and   Three-fourths of one         One percent per annum
       less than or equal to 2.10     percent per annum (0.750%)   (1.00%)
       to 1.0

       Greater than 2.10 to 1.0 and   One half of one percent      One and one-eighths of one
       less than or equal to 2.75     per annum (0.500%)           percent per annum (1.125%)
       to 1.0

       Greater than 2.75 to 1.0 and   One half of one percent      One and one-quarter of one
       less than or equal to 3.00     per annum (0.500%)           percent per annum (1.250%)
       to 1.0
                                                                   Two and one-quarter of one
       Greater than 3.00 to 1.0       Zero                         percent per annum (2.250%)

               The Applicable Margin shall be measured and determined according to the quarterly consolidated financial statements delivered to Agent under paragraph 7.6. Any adjustment in the Applicable Margin after the Effective Date shall be deemed effective as of the first day following the receipt by the Agent of the financial statements referred to in the immediately preceding sentence.


THE DEFINITION OF "PRIME BASED RATE" CONTAINED IN SECTION 3.16 OF THE FINANCING AGREEMENT IS AMENDED AND RESTATED IN ITS ENTIRETY TO READ AS FOLLOWS:

               "Prime Based Rate" means, on any day, a floating annual rate of interest calculated on the basis of actual days elapsed but computed as if each year consists of 360 days, equal to the sum of the Prime Rate effective as of the first day of the calendar month in which such day falls minus the Applicable Margin.

AMENDMENT OF ARTICLE VI. ARTICLE VI OF THE CREDIT AGREEMENT IS HEREBY AMENDED BY ADDING THE FOLLOWING NEW SECTION 6.24 THERETO TO READ AS FOLLOWS:
               6.24 Tax Shelter Regulations. The Borrower does not intend to treat the Loans and/or Letters of Credit and related transactions as being a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4). In the event the Borrower determines to take any action inconsistent with such intention, it will promptly notify the Agent thereof. If the Borrower so notifies the Agent, the Borrower acknowledges that one or more of the Lenders may treat its Loans and/or Letters of Credit as part of a transaction that is subject to Treasury Regulation Section 301.6112-1, and such Lender or Lenders, as applicable, will maintain the lists and other records required by such Treasury Regulation.

AMENDMENT OF SECTION 7.7. SECTION 7.7 IS AMENDED AND RESTATED IN ITS ENTIRETY AS
FOLLOWS:


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                                                                       FORM 10-Q

                7.7 SEC and IRS Filings. Borrower shall deliver to Agent a correct and complete copy of (i) each Form 10-K Report of Parent filed with the Securities and Exchange Commission, which shall be delivered to Agent as soon as possible upon fling thereof and in any event within one hundred forty-five (145) days after the end of each fiscal year of Parent, (ii) each Form 10-Q Report of Parent filed with the Securities and Exchange Commission, which shall be delivered to Agent as soon as possible upon fling thereof and in any event within forty-five (45) days after the end of each fiscal quarter of Parent, (iii) each other filing from time to made with the Securities and Exchange Commission, which shall be delivered to Agent as soon as possible upon filing thereof, and
        (iv) each IRS Form 8886 or any successor form, which shall be delivered to Agent promptly after the Borrower has notified the Agent of any intention by the Borrower to treat the Loans and/or Letters of Credit and related transactions as being a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4).

AMENDMENT OF SECTION 7.21(a)(1). SECTION 7.21(a)(1) IS AMENDED AND RESTATED IN ITS ENTIRETY AS FOLLOWS:

                1. Fixed Charge Ratio. Fixed Charge Ratio shall not at January 1, 2003 or at any time thereafter be less than 3.50 to 1.

AMENDMENT OF SECTION 7.21(a)(2). SECTION 7.21(a)(2) IS AMENDED AND RESTATED IN ITS ENTIRETY AS FOLLOWS:
               2. Funded Debt to EBITDA. Funded Debt to EBITDA shall not at any time be more than (a) from January 1, 2003 through and including March 30, 2004, 4.25 to 1.0, (b) from March 31, 2004 through and including June 29, 2004, 3.50 to 1.0, and (c) from June 30, 2004 and thereafter,
        3.00 to 1.0.

AMENDMENT OF SECTION 7.21(a)(3). SECTION 7.21(a)(3) IS AMENDED AND RESTATED IN ITS ENTIRETY AS FOLLOWS:
           3. Capital Expenditures. Capital Expenditures shall not exceed
        (a) $7,500,000 during fiscal year 2003 and (b) $10,000,000 in any fiscal year thereafter.

AMENDMENT OF SECTION 7.21(b). SECTION 7.21(b) IS AMENDED AND RESTATED IN ITS ENTIRETY AS FOLLOWS:
               (b) For purposes of measuring the financial covenants under this paragraph, the following definitions shall apply, each determined on a consolidated basis for Borrower and the Subsidiaries according to GAAP:

                1. "Capital Expenditures" means all expenditures which are classified as capital expenditures according to GAAP.

                2. "Cash Taxes" means, for any period, all federal, state, local and foreign income taxes paid in cash during such period.

                3. "Current Maturities of Long-Term Indebtedness" means, for any period, the scheduled principal payments during such period in respect of indebtedness having a final maturity date of more than one year.

                4. "EBITDA" means an amount equal to the sum of the following, determined for the preceding four (4) completed Fiscal Quarters: (i) income before

                                                                       FORM 10-Q

                        provision for income taxes plus (ii) all interest charges paid or accrued plus (iii) depreciation and amortization.

                5. "Fixed Charge Ratio" means the ratio of the following, determined for the preceding four (4) Fiscal Quarters:
                        (a) the sum of EBITDA less Cash Taxes less Maintenance Capital Expenditures, (b) divided by the sum of Interest Expense plus Current Maturities of Long-Term Indebtedness.

                6. "Funded Debt" at any time means an amount equal to the aggregate principal amount outstanding at such time under the Facility.

                7. "Interest Expense" means all interest charges paid or assumed, excluding capitalized interest, if any.

                8. "Maintenance Capital Expenditures" means, for any period of four (4) Fiscal Quarters, an amount equal to $6,000,000.

AMENDMENT OF SECTION 11.27. SECTION 11.27 IS AMENDED AND RESTATED IN ITS ENTIRETY AS FOLLOWS:
               11.27 Confidentiality. Each of the Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential),
        (b) to the extent requested by any regulatory authority (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any Assignee of or participant in, or any prospective Assignee or proposed participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (g) with the consent of the Borrower or (h) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Agent or any Lender on a nonconfidential basis from a source other than the Borrower. For purposes of this Section, "Information" means all information received from any Loan Party relating to any Loan Party or any of their respective businesses, other than any such information that is available to the Agent or any Lender on a nonconfidential basis prior to disclosure by any Loan Party, provided that, in the case of information received from a Loan Party after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

                                                                       FORM 10-Q

               Notwithstanding anything to the contrary, "Information" shall not include, and the Agent and each Lender may disclose without limitation of any kind, any information with respect to the "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation
        Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to the Agent or such Lender relating to such tax treatment and tax structure; provided that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the tax treatment or tax structure of the Loans, Letters of Credit and transactions contemplated hereby.

CONDITIONS PRECEDENT. THIS THIRD AMENDMENT SHALL BE EFFECTIVE MARCH 31, 2003, PROVIDED THAT ON OR BEFORE MAY 5, 2003, THE AGENT SHALL HAVE RECEIVED THE
FOLLOWING: EXECUTED SIGNATURE PAGES FROM THE BORROWER, THE AGENT AND THE LENDERS; AND A CONFIRMATION BY EACH OF THE GUARANTORS OF SUCH GUARANTOR'S OBLIGATIONS UNDER THE GUARANTIES AND THE OTHER LOAN DOCUMENTS EXECUTED BY SUCH GUARANTOR.
APPLICABLE MARGIN AND UNUSED LINE FEE ADJUSTMENT. NOTWITHSTANDING ANYTHING IN
SECTION 2.8 SET FORTH IN SECTION 2 HEREOF AND THE AMENDMENT OF THE DEFINITION OF APPLICABLE MARGIN SET FORTH IN SECTION 3 HEREOF TO THE CONTRARY, FOR PURPOSES OF CALCULATING THE APPLICABLE MARGIN AND THE UNUSED LINE FEE FOR THE PERIOD FROM AND INCLUDING THE DATE THIS THIRD AMENDMENT BECOMES EFFECTIVE UNTIL SUCH TIME AS THE AGENT HAS RECEIVED QUARTERLY CONSOLIDATED FINANCIAL STATEMENTS DELIVERED TO AGENT UNDER PARAGRAPH 7.6 OF THE FINANCING AGREEMENT WHICH WOULD RESULT IN AN ADJUSTMENT IN THE APPLICABLE MARGIN OR THE UNUSED LINE FEE, THE RATIO OF FUNDED DEBT TO EBITDA SHALL BE DETERMINED AS IF THE RATIO OF FUNDED DEBT TO EBITDA IS GREATER THAT 3.00 TO 1.0.
FURTHER ASSURANCES. THE BORROWER SHALL EXECUTE AND DELIVER SUCH FURTHER AGREEMENTS, DOCUMENTS, INSTRUMENTS, AND CERTIFICATES IN FORM AND SUBSTANCE SATISFACTORY TO THE AGENT, AS THE AGENT OR ANY LENDER MAY DEEM NECESSARY OR APPROPRIATE IN CONNECTION WITH THIS THIRD AMENDMENT.
NO WAIVER. NOTHING CONTAINED IN THIS THIRD AMENDMENT SHALL BE CONSTRUED AS A WAIVER BY AGENT OR THE LENDERS OF ANY COVENANTS OR PROVISIONS OF THE FINANCING AGREEMENT, THE OTHER LOAN DOCUMENTS, THIS THIRD AMENDMENT, OR OF ANY OTHER CONTRACT OR INSTRUMENT BETWEEN BORROWER, AGENT AND/OR LENDERS, AND THE FAILURE OF AGENT OR LENDERS AT ANY TIME OR TIMES HEREAFTER TO REQUIRE STRICT PERFORMANCE BY BORROWER OF ANY PROVISIONS THEREOF SHALL NOT WAIVE, AFFECT OR DIMINISH ANY RIGHT OF AGENT OR THE LENDERS TO THEREAFTER DEMAND STRICT COMPLIANCE THEREWITH. AGENT AND THE LENDERS HEREBY RESERVE ALL RIGHTS GRANTED UNDER THE FINANCING AGREEMENT, AND THE OTHER LOAN DOCUMENTS, THIS THIRD AMENDMENT AND ANY OTHER CONTRACT OR INSTRUMENT BETWEEN THE BORROWER, AGENT AND/OR THE LENDERS. REPRESENTATIONS AND WARRANTIES. THE BORROWER AND EACH GUARANTOR BY ITS EXECUTION BELOW REPRESENT AND WARRANT TO THE LENDERS AND THE AGENT THAT (a) THE EXECUTION, DELIVERY AND PERFORMANCE OF THIS THIRD AMENDMENT AND ANY AND ALL OTHER LOAN DOCUMENTS EXECUTED AND/OR DELIVERED IN CONNECTION HEREWITH HAVE BEEN AUTHORIZED BY ALL REQUISITE CORPORATE ACTION ON THE PART OF THE BORROWER AND GUARANTORS AND WILL NOT VIOLATE THE ARTICLES OF INCORPORATION, BYLAWS OR OTHER GOVERNING DOCUMENTS OF THE BORROWER OR ANY GUARANTOR; (b) THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THE FINANCING AGREEMENT AND OTHER LOAN DOCUMENTS ARE TRUE AND CORRECT ON THE DATE HEREOF BOTH BEFORE AND AFTER GIVING EFFECT TO THIS THIRD AMENDMENT; (c) THERE EXISTS NO EVENT OF DEFAULT OR DEFAULT

                                                                       FORM 10-Q

UNDER THE FINANCING AGREEMENT BOTH BEFORE AND AFTER GIVING EFFECT TO THIS THIRD AMENDMENT; (d) EACH OF BORROWER AND EACH GUARANTOR IS IN FULL COMPLIANCE WITH ALL COVENANTS AND AGREEMENTS APPLICABLE TO IT CONTAINED IN THE FINANCING AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED HEREBY; (e) THE FINANCING AGREEMENT, AS AMENDED HEREBY, AND THE OTHER LOAN DOCUMENTS REMAIN IN FULL FORCE AND EFFECT; AND (f) NO NOTICE TO, OR CONSENT OF, ANY PERSON IS REQUIRED UNDER THE TERMS OF ANY AGREEMENT OF THE BORROWER OR ANY GUARANTOR IN CONNECTION WITH THE EXECUTION OF THIS THIRD AMENDMENT.
RATIFICATION. THE TERMS AND PROVISIONS SET FORTH IN THIS THIRD AMENDMENT SHALL MODIFY AND SUPERSEDE ALL INCONSISTENT TERMS AND PROVISIONS IN THE FINANCING AGREEMENT AND THE OTHER LOAN DOCUMENTS, AND, EXCEPT AS EXPRESSLY MODIFIED AND SUPERSEDED BY THIS THIRD AMENDMENT, THE TERMS AND PROVISIONS OF THE FINANCING AGREEMENT AND THE OTHER LOAN DOCUMENTS ARE RATIFIED AND CONFIRMED AND SHALL CONTINUE IN FULL FORCE AND EFFECT. THE BORROWER, AGENT AND THE LENDERS AGREE THAT THE FINANCING AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED HEREBY, SHALL CONTINUE TO BE LEGAL, VALID, BINDING AND ENFORCEABLE IN ACCORDANCE WITH THEIR RESPECTIVE TERMS.
COUNTERPARTS. THIS THIRD AMENDMENT AND THE OTHER LOAN DOCUMENTS MAY BE EXECUTED IN ANY NUMBER OF COUNTERPARTS, ALL OF WHICH TAKEN TOGETHER SHALL CONSTITUTE ONE AND THE SAME INSTRUMENT. IN MAKING PROOF OF ANY SUCH AGREEMENT, IT SHALL NOT BE NECESSARY TO PRODUCE OR ACCOUNT FOR ANY COUNTERPART OTHER THAN ONE SIGNED BY THE PARTY AGAINST WHICH ENFORCEMENT IS SOUGHT.. FOR PURPOSES OF THIS THIRD AMENDMENT, A COUNTERPART HEREOF (OR SIGNATURE PAGE THERETO) SIGNED AND TRANSMITTED BY ANY PERSON PARTY HERETO TO THE ADMINISTRATIVE AGENT (OR ITS COUNSEL) BY FACSIMILE MACHINE, TELECOPIER OR ELECTRONIC MAIL IS TO BE TREATED AS AN ORIGINAL. THE SIGNATURE OF SUCH PERSON THEREON, FOR PURPOSES HEREOF, IS TO BE CONSIDERED AS AN ORIGINAL SIGNATURE, AND THE COUNTERPART (OR SIGNATURE PAGE THERETO) SO TRANSMITTED IS TO BE CONSIDERED TO HAVE THE SAME BINDING EFFECT AS AN ORIGINAL SIGNATURE ON AN ORIGINAL DOCUMENT.
ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS AMONG THE PARTIES, AND EACH OF THE BORROWER, ITS SUBSIDIARIES, THE AGENT, AND EACH LENDER SPECIFICALLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT ANY OF THEM MAY HAVE TO CLAIM THAT THERE EXISTS AN ORAL AGREEMENT AMONG ANY OF THE PARTIES HERETO.
GOVERNING LAW. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAW.

                                                                       FORM 10-Q

WAIVER OF TRIAL BY JURY. THE PARTIES HERETO AGREE THAT NO PARTY HERETO SHALL REQUEST A TRIAL BY JURY IN THE EVENT OF LITIGATION BETWEEN OR AMONG THEM CONCERNING THIS THIRD AMENDMENT OR ANY OTHER LOAN DOCUMENTS OR ANY CLAIMS OR TRANSACTIONS IN CONNECTION THEREWITH, IN EITHER A STATE OR FEDERAL COURT, THE RIGHT TO TRIAL BY JURY BEING EXPRESSLY WAIVED BY ALL PARTIES HERETO. THE AGENT, EACH LENDER AND THE BORROWER ACKNOWLEDGES THAT SUCH WAIVER IS MADE WITH FULL KNOWLEDGE AND UNDERSTANDING OF THE NATURE OF THE RIGHTS AND BENEFITS WAIVED HEREBY, AND WITH THE BENEFIT OF ADVICE OF COUNSEL OF ITS CHOOSING.


             THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK

                                                                       FORM 10-Q


        IN WITNESS WHEREOF, the parties have caused this Third Amendment to be executed by their respective duly authorized officers as of the date first written above.

BORROWER:

ENCORE WIRE LIMITED

By: EWC GP Corp., its general partner


        By: /s/ DANIEL L. JONES
            --------------------------
            Daniel L. Jones, President

LENDERS AND AGENT:

BANK OF AMERICA, N.A.,
as Agent



        By:  /s/ SUZANNE M. PAUL
             -------------------
             Suzanne M. Paul
             Vice President

BANK OF AMERICA, N.A.,
as a Lender



        By:  /s/ STEVEN MACKENZIE
             --------------------
             Steven Mackenzie
             Vice President

COMERICA BANK-TEXAS,
as a Lender

        By: /s/ ERIC T. ANGONIA
            -------------------------
            Eric T. Angonia
            Corporate Banking Officer

                                                                       FORM 10-Q


                            CONFIRMATION OF GUARANTY

        Each of the undersigned Guarantors hereby acknowledges the matters covered by the Third Amendment to Financing Agreement to which this Confirmation of Guaranty is attached and confirms that, notwithstanding such matters, the Guaranty and other Loan Documents executed by such Guarantor, remain in full force and effect as the continuing obligations of such Guarantor, enforceable against such Guarantor in accordance with their respective terms.

        IN WITNESS WHEREOF, this Confirmation of Guaranty is executed and delivered as of the 31st day of March, 2003.

                                    EWC GP CORP.


                                    By: /s/ DANIEL L. JONES
                                        --------------------------
                                        Daniel L. Jones, President



                                    EWC AVIATION, INC.


                                    By: /s/ DANIEL L. JONES
                                        --------------------------
                                        Daniel L. Jones, President


                                    ENCORE WIRE CORPORATION


                                    By: /s/ DANIEL L. JONES
                                        --------------------------
                                        Daniel L. Jones, President

                                    EWC LP CORP.


                                    By: /s/ RICHARD F. KLUMPP
                                        ---------------------------------
                                        Richard F. Klumpp, Vice President